CALVERT INCOME FUND
Supplement to
Calvert Income Funds Prospectus (Class A, C and Y)
dated February 1, 2016
Date of Supplement: May 23, 2016
The information in this Supplement updates information in the Prospectus, supersedes any contrary information in the Prospectus or any prior supplement, and should be read in conjunction with the Prospectus.
The following revisions are effective immediately.
Change to the Fees and Expenses of the Fund
The Shareholder Fees table under "Fees and Expenses of the Fund" in the Fund Summary of the Class A, C and Y Prospectus is deleted and replaced by the following table.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum sales charge (load) on purchases (as a % of offering price)	3.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]	1.00%[2]	None
1 Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.80%.
2 The contingent deferred sales charge decreases over time.
The Example in the Fund Summary in the Class A, C and Y Prospectus is deleted and replaced by the following Example.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year; and

•	the Fund’s operating expenses remain the same.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$479	$700	$938	$1,621
Class C
Expenses assuming redemption	$278	$551	$949	$2,062
Expenses assuming no redemption	$178	$551	$949	$2,062
Class Y	$75	$233	$406	$906